* AS AMENDED AUGUST 1, 2005*


                             KEARNY FINANCIAL CORP.

                   DIRECTORS CONSULTATION AND RETIREMENT PLAN,
                             AS AMENDED AND RESTATED


     WHEREAS, Kearny Federal Savings Bank ("Savings Bank") previously implemented a Directors Consultation and Retirement Plan ("Bank Plan") to reward the years of extensive service provided by the current members of the Board of Directors and to continue to attract and to retain the best talent available to serve on its Board of Directors, and

     WHEREAS, the corporate structure of the Savings Bank has change since the initial implementation of such Bank Plan to include the mutual holding company for the Savings Bank ("Kearny MHC" or "MHC") and the mid-tier holding company ("Kearny Financial Corp." or "Company")) and the directors of the Savings Bank also serve as directors of such other entities and receive compensation for such services, and

     WHEREAS, the Board of Directors of the Company has determined that it is appropriate and advisable that the compensation paid by the Company and the MHC to its directors also be considered in determining benefits under the Bank Plan, and

     WHEREAS, the Board of Directors of the Company has determined such program may best be accomplished by having the Company sponsor such a retirement plan, with benefits to be based upon annual retainers and meeting fees paid by the Savings Bank, the Company and the MHC, and with the applicable costs of such a program and benefits thereunder to be allocated to the Company, the Savings Bank and the MHC.

     NOW THEREFORE, BE IT RESOLVED that the Bank Plan, as previously approved, amended and restated by the Savings Bank, be approved, amended and restated by the Company as the Kearny Financial Corp. Directors Consultation and Retirement Plan ("Plan"), as of August 1, 2005, as follows:


                                    ARTICLE I

                                   DEFINITIONS

     The following words and phrases as used herein shall, for the purpose of this Plan and any subsequent amendment thereof, have the following meanings unless a different meaning is plainly required by the content:

     "Bank" or "Savings Bank" means Kearny  Federal  Savings Bank,  Kearny,  New
     ------------------------
Jersey, or any successor thereto.

     "Board"  means the Board of Directors  of the Company,  the Savings Bank or
     -------
the MHC, as constituted from time to time and successors thereto.

     "Change in Control"  means:  (i) the execution of an agreement for the sale
     -------------------
of all, or a material portion, of the assets of the Company or the Savings Bank;
(ii) the execution of an agreement for a merger or recapitalization of the Company or the Savings Bank or any merger or recapitalization whereby the Company or the Savings Bank is not the surviving entity; (iii) a change of control of the Company or the Savings Bank, as otherwise defined or determined by the Office of Thrift Supervision, or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company or the Savings Bank by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of the Company or the Savings Bank stock (or a parent holding company's stock), or the purchase of shares of up to 25% of any class of securities of the Savings Bank by a tax-qualified employee stock benefit plan. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. A change in control shall not be deemed to have occurred as a result of a reorganization of the Savings Bank into a stock savings bank, the reorganization of the Savings Bank into the mutual holding company structure, or the reorganization of the MHC and the Company and simultaneous acquisition of 100% of the stock of the Savings Bank by a new parent savings and loan holding company or bank holding company.

     "Committee" means the Compensation Committee of the Board of the Company.
     -----------

     "Company"  means Kearny  Financial  Corp.  and any successor  entity or any
     ---------
future parent corporation of the Savings Bank.

     "Director" means a member of the Board of the Company,  the Savings Bank or
     ----------
the MHC.

     "Disability"  (total and permanent  disability)  means a mental or physical
     ------------
disability which prevents the Director from performing the normal duties of his or her position with the Savings Bank, the Company or the MHC. Such disability must have prevented the Director from performing his or her duties for at least six months, and a physician satisfactory to both the Director and the Company must certify that the Director is disabled from performing his or her normal duties with the Company, the Savings Bank and the MHC.

     "Effective Date" means May 1, 1995, with such amendments contained herein.
     ----------------

     "MHC" means Kearny MHC, the mutual holding company of the Savings Bank.
     -----

     "Participant"  means a Director  serving as such on or after the  Effective
     -------------
Date. Such participation shall continue as long as such Participant fulfills all requirements for participation subject to the right of termination, amendment and modification of the Plan hereinafter set forth.

     "Plan"  means  the  Kearny  Financial  Corp.  Directors   Consultation  and
     ------
Retirement Plan herein set forth, as amended from time to time.

     "Retirement Benefit Amount" is defined at Section 2.4(c).
     ---------------------------

     "Retirement  Date" means the date of  termination  of service as a Director
     ------------------
following the participant's completion of not less than 5 years of Board service and attainment of not less than age 60 while serving as a Director. A Director may attain the Retirement Date for Service completed at one corporate entity and not yet meet the requirements for the Retirement Date for another corporate entity.

     "Service"  means  all  years of  Service  as a member  of the Board and all
     ---------
predecessor entities; provided however, service with "predecessor entities" refers only to predecessors of the Savings Bank prior to the Effective Date. A year of Service shall consist of twelve consecutive months of service. In calculating the Retirement Benefit Amount for Service to the Company, the Savings Bank and the MHC, years of Service may differ based upon actual Service as a member of the Board of the Company, the Savings Bank and the MHC.


                                   ARTICLE II

                                    BENEFITS

     2.1 Retirement.  Upon a Participant's retirement from service as a Director
         ----------
of the  Company,  the  Savings  Bank  or  the  MHC on or  after  the  applicable
Retirement Date for such corporate entity, the Company shall pay to the participant a monthly pension in an amount approved by the Board and set forth herein at Article II, Section 2.4, on the first business day of each calendar month commencing on or after the Retirement Date. Except as provided at Article II, Sections 2.2 and 2.3 herein, upon a Participant's termination from service as a Director prior to the Retirement Date, the Company shall have no financial obligations to the Participant under the Plan.

     2.2 Change in Control.  All benefits payable,  or that would become payable
         -----------------
if a Director were to retire prior to such Change in Control, shall remain payable thereafter. Upon termination of service following a Change in Control, all benefits shall be deemed payable in accordance with Article II, Section 2.4; provided that if Participant has not yet attained the Retirement Date as of such date of termination of service, such Participant shall nevertheless be deemed to have served until the

Retirement Date as of the date of such termination following a Change of Control, and in order to calculate benefits payable hereunder. Notwithstanding anything herein to the contrary, for purposes of calculation of benefits in accordance with this Section, in the event that a Participant shall not otherwise have commenced receipt of benefits as of the date of a Change of Control, it shall be presumed that such Participant shall have completed not less than five (5) years of service and attained at least age 60 as of such date of a Change of Control and benefits shall be immediately payable as of such date of a Change of Control. Upon a Change of Control, all benefits payable hereunder shall be immediately paid to the Participant, if still living, the Participant's surviving spouse, if any, or in the alternative, to the Participant's estate or beneficiary, if applicable, in the form of a lump-sum payment discounted based upon the interest rate in effect as of the closing on the date prior to such payment for the 5 year U.S. treasury obligations as reported in the Wall Street Journal.

     2.3 Total and Permanent  Disability.  In the event of the Disability of the
         -------------------------------
Participant, the Participant will be entitled to a monthly pension in the amount specified at Article II, Section 2.4, payable on the first day of the month following certification of such Disability without regard to the actual age of such Participant and presuming that the Participant shall have attained the age of not less than 60 as of the date of such Disability. For purposes of benefits accrual, such Participant's years of service shall be determined based upon the date of certification of such Disability; provided that no benefits shall be payable hereunder if such Participant shall have completed less than five years of service as of the date of such Disability.

     2.4 Level of  Benefit  Payments.  Directors  that  retire as such  shall be
         ---------------------------
eligible to receive retirement benefits as follows:

          a. A Director who upon retirement on or after the Retirement Date enters into an agreement to be a consulting director of the Company, the Savings Bank or the MHC (in a form similar to that contained at Schedule A hereto) shall be paid the retirement benefit equal to the product of i) one-twelfth of the Retirement Benefit Amount specified at Section 2.4(c) herein, and ii) the Percentage of the Retirement Benefit Amount specified at Section 2.4(b), as a monthly sum for the life of such Participant, or until the month following the date of death of such Participant, whichever is earlier. Notwithstanding the foregoing, in the event of the death of the Participant prior to the receipt of a minimum of 120 monthly payments, then such monthly payments shall nevertheless continue to be paid to the Participant's surviving spouse, if any, or in the alternative, to the Participant's estate until a minimum of a total of 120 payments have been made on behalf of the Participant.

          b. The Percentage of the Retirement Benefit Amount to be paid to the Participant shall be equal to 2.5% times the number of years of service as a member of the Board of Directors of the Company, the Savings Bank and the MHC; provided that such percentage shall not exceed 80% regardless of the total years of service, and that such percentage shall be 0% if the total years of service does not equal at least five (5) years as of the date of retirement from the Board.

          c. The Retirement Benefit Amount shall be calculated as the total retainer, regular and special meeting fees for Board meetings and fees for Executive Committee meetings (collectively, "Fees") paid to a Director by the Company, the Savings Bank and the MHC for the twelve month period prior to the Retirement Date for each such corporate entity for which the Participant satisfies the requirements of such Retirement Date. Notwithstanding the foregoing, in the event of retirement upon Disability in accordance with Section 2.3 herein, the Retirement Benefit Amount shall be calculated based upon the highest total aggregate Fees paid during any 12 consecutive month period during the 24 month period prior to the date of certification of such Disability. For all purpose of calculation of the Retirement Benefit Amount under this Plan, any compensation paid to a director under any stock plan, or bonus arrangements (including the Bank's Strategic Business Planning Incentive Compensation Program) shall be excluded in the determination of Fees paid.

     2.5  Death of  Participant  Prior  to  Retirement.  Upon  the  death of the
          --------------------------------------------
Participant prior to such Participant's termination from service as a Director, all benefits shall be deemed immediately payable in accordance with Article II,
Section 2.4 as if the Participant had retired as of the date of such death; provided that if Participant has not yet attained the Retirement Date as of such date of termination of service resulting from death, such Participant shall nevertheless be deemed to have served as a Director of the Bank until the Retirement Date in order to calculate benefits payable hereunder. All benefits payable hereunder shall be immediately paid to the Participant's surviving spouse, if any, or in the alternative, to the Participant's estate, in accordance with the written election made by the Participant prior to his or her death, as set forth at Schedule B, designating a lump-sum benefit or 120 monthly payments, or in the absence of a written election by such Participant, then in the form of a lump-sum payment. In any event, the lump-sum benefit shall be calculated and discounted based upon the interest rate in effect as of the closing on the date prior to such payment for the 5 year U.S treasury obligations as reported in the Wall Street Journal.


                                   ARTICLE III

                                    INSURANCE

     3.1  Ownership of Insurance.  The Company,  the Savings Bank or the MHC, in
          ----------------------
its sole discretion, may elect to purchase one or more life insurance policies on the lives of Participants in order to provide funds to pay part or all of the benefits accrued under this Plan. All rights and incidents of ownership in any life insurance policy that the Company, the Savings Bank or the MHC may purchase insuring the life of the Participant (including any right to proceeds payable thereunder) shall belong exclusively to such entity or its designated Trust, and neither the Participant, nor any beneficiary or other person claiming under or through him or her shall have any rights, title or interest in or to any such insurance policy. The Participant shall not have any power to transfer, assign, hypothecate or otherwise encumber in advance any of the benefits payable thereunder, nor shall any benefits be subject to seizure for the benefit of any debts or judgments, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. Any life insurance policy purchased pursuant hereto and any proceeds payable thereunder shall remain subject to the claims of the corporate general creditors.

     3.2 Physical  Examination.  As a condition of becoming or remaining covered
         ---------------------
under this Plan, each Participant, as may be requested by the Company from time to time shall take a physical examination by a physician approved by an insurance carrier. The cost of the examination shall not be borne by the Participant. The report of such examination shall be transmitted directly from the physician to the insurance carrier designated by the Company to establish certain costs associated with obtaining insurance coverages as may be deemed necessary under this Plan. Such examination shall remain confidential among the Participant, the physician and the insurance carrier and shall not be made available to the Company in any form or manner.

     3.3 Death of Participant. On death of the Participant, the proceeds derived
         --------------------
from such insurance policy, if any, shall be paid to the sponsoring entity or its designated Trust.


                                   ARTICLE IV

                                      TRUST

     4.1 Trust.  Except as may be specifically  provided,  nothing  contained in
         -----
this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company, the Savings Bank or the MHC and the Participant or any other person. Any funds which may be invested under the provisions of this Plan shall continue for all purposes to be a part of the general funds of the Company, the Savings Bank or the MHC. No person other than the sponsoring corporate entity shall by virtue of the provisions of this Plan have any interest in such funds. The Company, the Savings Bank or the MHC shall not be under any obligation to use such funds solely to provide benefits hereunder, and no representations have been made to a Participant that such funds can or will be used only to provide benefits hereunder. To the extent that any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Company.

     In order to facilitate the accumulation of funds necessary to meet the costs of the Company under this Plan (including the provision of funds necessary to pay premiums with respect to any life insurance policies purchase pursuant to
Article III above and to pay benefits to the extent that the cash value and/or proceeds of any such policies are not adequate to make payments to a Participant or his or her beneficiary as and when the same are due under the Plan), the Company may enter into a Trust Agreement. The Company, in its discretion, may elect to place any life insurance policies purchased pursuant to Article III above into the Trust. In addition, such sums shall be placed in said Trust as may from time to time be approved by the Board of Directors, in its sole discretion. To the extent that the assets of said Trust and/or the proceeds of any life insurance policy purchased pursuant to Article III are not sufficient to pay benefits accrued under this Plan, such payments shall be made from the general assets of the Company.

                                    ARTICLE V

                                     VESTING

     5.1  Vesting.  All  benefits  under  this Plan are  deemed  non-vested  and
          -------
forfeitable prior to the Retirement Date. Notwithstanding the foregoing, all benefits payable hereunder shall be deemed 100% non-forfeitable by the Participant upon the Retirement Date, upon termination of service following a Change in Control of the Company or the Savings Bank, upon the Disability of the Participant following not less than five years of prior Board service, or the death of the Participant. No benefits shall be deemed payable hereunder for any time period prior to the time that such benefits shall be deemed 100% non-forfeitable.


                                   ARTICLE VI

                                   TERMINATION

     6.1  Termination.  All rights of the Participant  hereunder shall terminate
          -----------
immediately upon the Participant ceasing to be in the active service of the Company, the Savings Bank or the MHC prior to the time that benefits payable under the Plan shall be deemed to be 100% non-forfeitable. A leave of absence approved by the Board shall not constitute a cessation of service within the meaning of this paragraph, within the sole discretion of the Committee.


                                   ARTICLE VII

                      FORFEITURE OR SUSPENSION OF BENEFITS

     7.1  Forfeiture  or  Suspension  of  Benefits.  Notwithstanding  any  other
          ----------------------------------------
provision of this Plan to the contrary, benefits shall be forfeited or suspended during any period of paid service with the Company, the Savings Bank or the MHC following the commencement of benefit payments, within the sole discretion of the Committee.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

     8.1 Other  Benefits.  Nothing  in this Plan  shall  diminish  or impair the
         ---------------
Participant's eligibility, participation or benefit entitlement under any other benefit, insurance or compensation plan or agreement of the Company, Savings Bank or the MHC now or hereinafter in effect. Upon retirement as a Director, such Participants shall no longer be eligible for Savings Bank reimbursement for the costs associated with enrollment in the Savings Bank's medical insurance plans or reimbursement for the costs associated with attendance at industry conferences.

     8.2 No Effect  on  Employment.  This  Plan  shall not be deemed to give any
         -------------------------
Participant or other person in the employ or service of the Company, the Savings Bank or the MHC any right to be retained in the employment or service of the Company, the Savings Bank or the MHC, or to interfere with the right of the Company, the Savings Bank or the MHC to terminate any Participant or such other person at any time and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant in this Plan.

     8.3 Legally Binding. The rights, privileges, benefits and obligations under
         ---------------
this Plan are intended to be legal obligations of the Company and binding upon the Company, its successors and assigns.

     8.4  Modification.  The  Company,  by  action  of the  Board of  Directors,
          ------------
reserves the exclusive right to amend, modify, or terminate this Plan. Any such termination, modification or amendment shall not terminate or diminish any rights or benefits accrued by any Participant prior thereto. The Company shall give thirty (30) days' notice in writing to any Participant prior to the effective date of any such amendment, modification or termination of this Plan. Notwithstanding the foregoing, in no event shall such benefits payable under the Plan be reduced below those provided for in Section 2.4 herein.

     8.5 Arbitration. Any controversy or claim arising out of or relating to any
         -----------
contract or the breach thereof shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, with such arbitration hearing to be held at the offices of the American Arbitration Association ("AAA") nearest to the home office of the Company, unless otherwise mutually agreed to by the Participant and the Company, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

     8.6  Limitation.  No  rights  of  any  Participant  are  assignable  by any
          ----------
Participant, in whole or in part, either by voluntary or involuntary act or by operation of law. Rights of Participants hereunder are not subject to anticipation, alienation, sale, transfer, assignment, pledge, hypothecation, encumbrance or garnishment by creditors of the Participant. Such rights are not subject to the debts, contracts, liabilities, engagements, or torts of any Participant. No Participant shall have any right under this Plan or any Trust referred to in Article IV or against any assets held or acquired pursuant thereto other than the rights of a general, unsecured creditor of the Company pursuant to the unsecured promise of the Company to pay the benefits accrued hereunder in accordance with the terms of this Plan. The Company has no obligation under this Plan to fund or otherwise secure its obligations to render payments hereunder to Participants. No Participant shall have any voice in the use, disposition, or investment of any asset acquired or set aside by the Company to provide benefits under this Plan.

     8.7 ERISA and IRC  Disclaimer.  It is intended  that the Plan be neither an
         -------------------------
"employee welfare benefit plan" nor an "employee pension benefit plan" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Further, it is intended that the Plan will not cause the interest of a Participant under the Plan to be includible in the gross income of such Participant prior to the actual receipt of a payment under the Plan for purposes of the Internal

Revenue Code of 1986, as amended ("IRC"). No representation is made to any Participant to the effect that any insurance policies purchased by the Company, the Savings Bank or the MHC or assets of any Trust established pursuant to this Plan will be used solely to provide benefits under this Plan or in any way shall constitute security for the payment of such benefits. Benefits payable under this Plan are not in any way limited to or governed by the proceeds of any such insurance policies or the assets of any such Trust. No Participant in the Plan has any preferred claim against the proceeds of any such insurance policies or the assets of any such Trust.

     8.8 Conduct of Participants.  Notwithstanding  anything contained herein to
         -----------------------
the contrary, no payment of any then unpaid benefits shall be made and all rights under the Plan payable to a Participant, or any other person, to receive payments thereof shall be forfeited if the Participant shall engage in any activity or conduct which in the opinion the Board of the Company, the Savings Bank or the MHC is inimical to the best interests of the Company, the Savings Bank or the MHC.

     8.9  Incompetency.  If the  Company  shall find that any person to whom any
          ------------
payment is payable under the Plan is deemed unable to care for his or her personal affairs because of illness or accident, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Company to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Board may determine in its sole discretion. Any such payments shall constitute a complete discharge of the liabilities of the Company under the Plan.

     8.10  Construction.  The  Company  shall have full power and  authority  to
           ------------
interpret, construe and administer this Plan and the Company's interpretations and construction thereof, and actions thereunder, shall be binding and conclusive on all persons for all purposes. Directors of the Company, the Savings Bank or the MHC shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his own willful, gross misconduct or lack of good faith.

     8.11 Plan  Administration.  The Board of  Directors  of the  Company  shall
          --------------------
administer the Plan; provided, however, that the Board may appoint an administrative committee ("Committee") to provide administrative services or perform duties required by this Plan. The Committee shall have only the authority granted to it by the Board. All prior obligations of the Savings Bank under the Kearny Federal Savings Bank Directors Consultation and Retirement Plan shall be assumed by the Company as of the Effective Date; provided, however, the Savings Bank shall reimburse the Company for all such obligations assumed. Further, the Savings Bank and the MHC shall reimburse the Company for all obligations under the Plan attributable to compensation paid by the Savings Bank or the MHC, respectively, to each Plan Participant.

     8.12  Governing  Law. This Plan shall be construed in  accordance  with and
           --------------
governed by the laws of the State of New Jersey, except to the extent that Federal law shall be deemed to apply. No payments of benefits shall be made hereunder if the Board of the Company, or counsel retained thereby, shall determine that such payments shall be in violation of applicable regulations, or likely result in imposition of regulatory action, by the Office of Thrift Supervision, Federal Deposit Insurance Corporation or other appropriate banking regulatory agencies.

     8.13  Successors and Assigns.  The Plan shall be binding upon any successor
           ----------------------
or successors of the Company, and unless clearly inapplicable, reference herein to the Company shall be deemed to include any successor or successors of the Company.

     8.14 Sole  Agreement.  The Plan  expresses,  embodies,  and  supersedes all
          ---------------
previous agreements, understandings, and commitments, whether written or oral, between the Company and any Participants hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers.


                                        Kearny Financial Corp.




8-1-2005                            By: /s/ John N. Hopkins
--------------------------              ----------------------------------------
Date                             Title: John N. Hopkins, President & CEO



8-1-2005                                Sharon Jones
--------------------------              ----------------------------------------
Date                           Witness: Sharon Jones, Corp. Secretary




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